                        ANNUAL REPORT / OCTOBER 31, 1998

                           AIM EMERGING MARKETS FUND


                                   Artwork


Logo


                            INVEST WITH DISCIPLINE-Registered Trademark-

Artwork

MURAL FROM THE TEMPLE OF LONGING BY PAUL KLEE

PAUL KLEE'S ART WAS TRANSFORMED BY A TRIP HE TOOK TO TUNISIA IN 1914, WHERE HE WAS AWED BY THE LANDSCAPE'S BEAUTIFULLY INTENSE COLOR AND LIGHT. KLEE BROUGHT THOSE QUALITIES TO HIS OWN WORK, CREATING IMAGINATIVE, LIGHT-FILLED PAINTINGS LIKE THE ONE ON THE COVER. RADIATING WITH OPTIMISM AND ENERGY, KLEE'S MURAL IS A FITTING EMBLEM FOR THE DYNAMIC GROWTH PUSHING TODAY'S EMERGING MARKETS INTO THE 21ST CENTURY.

AIM Emerging Markets Fund is for shareholders who seek long-term growth of capital. The Fund primarily invests in equity securities of companies located in emerging markets, which generally include every country except the U.S., Canada, Japan, Australia, New Zealand, and most of the countries of western Europe.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Emerging Markets Fund (formerly GT Global Emerging Markets Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions, and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The IFC Investable Composite Index is a market value-weighted average of the performance of the securities listed on the exchange of 29 countries. It includes the effect of reinvested dividends and is measured in U.S. dollars.

- The MSCI Emerging Markets Free Index is a group of unmanaged securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                           AIM EMERGING MARKETS FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER
Photo

DEAR FELLOW SHAREHOLDER:

During the fiscal year covered by this report, a variety of events converged to produce harsh market conditions in several sectors and geographic areas: fallout from currency devaluations in Southeast Asia, the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, fear that Latin America could be engulfed by the world's difficulties, and the virtual collapse of commodity prices as worldwide economic growth faltered and many nations slipped into recession.

We understand how unnerving it is to have an investment lose value. While the difficult market environment helps explain much of your Fund's poor performance, it is not the whole story. When we added the former GT Global funds to our fund family, we understood that several of them needed to bolster their performance substantially. We also recognized their significant long-term potential, and now that we are the funds' investment adviser, we will strive to see that potential realized. Where necessary, we have begun to make the changes in management and investment strategy we believe will enhance your Fund's performance. We intend to continue managing your Fund with the careful oversight and disciplined investment strategy used in all AIM funds, and we hope you will share our patience as investors while we work to improve your Fund's performance.

On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio during the fiscal year, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative.

INVESTING FUNDAMENTALS UNCHANGED

The abrupt reversals of market sentiment during this reporting period reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know exactly when to enter and exit a market, we remain convinced that the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

However difficult many markets have been this fiscal year, the fundamental principles of investing are unchanged:

- broad portfolio diversification, in which this Fund is part of a complete investment strategy designed with your personal financial goals in mind;

- realistic expectations, recognizing that the potential for downturns is always present; and

- as always, long-term thinking.

Your financial consultant is your best resource for helping you construct a diversified portfolio, weather turbulent markets, and keep your eye on your long-term goals.

We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

  /S/ Charles T. Bauer
-----------------------------
      Charles T. Bauer
      Chairman

WE INTEND TO CONTINUE MANAGING YOUR FUND WITH THE CAREFUL OVERSIGHT AND DISCIPLINED INVESTMENT STRATEGY USED IN ALL AIM FUNDS.

                           AIM EMERGING MARKETS FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW


                  FLIGHT TO QUALITY AFFECTS EMERGING MARKETS

GLOBAL MARKET VOLATILITY DOMINATED FINANCIAL NEWS IN 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

We have been in a very challenging environment over the last year. The Fund has suffered from the particular crises hitting individual countries, but it has also been hurt by the increasingly negative perception of the riskiness of emerging market investing.

Results for the fiscal year ended October 31, 1998 were quite disappointing. Total return was -39.62% for Class A shares and -39.90% for Class B shares. In comparison, the MSCI Emerging Markets Free Index had a return of -30.98%.

WHY WAS MARKET TURMOIL SO PERVASIVE?

The chain reaction started in Asia. Devalued currencies plus billions in bad loans curtailed the region's ability to purchase goods and raw materials from the world's sellers. When Asian companies flooded global commodities markets with their inventories to produce desperately needed revenues, the combination of oversupply and weakened demand caused prices to plummet, contributing to worldwide deflation.

Meanwhile, investors worried over news of Russia's overwhelming government debt and the speculative borrowing practiced by its private banks. The situation was especially troubling because it was set against a backdrop of weakening oil and commodity prices. In August, Russia attempted to stabilize the banking system by floating the ruble and suspending repayment of much of its foreign debt. These events spurred a worldwide flight to quality, resulting in a broad-based selloff. Even though Russia has a relatively small economy and engages in just a tiny portion of world trade, many investors sustained millions of dollars in losses from their exposure to both its debt and equity markets.

IN THE WAKE OF THE ASIAN AND RUSSIAN CRISES, INVESTORS BEGAN TO REDUCE THEIR EXPOSURE TO EMERGING MARKETS.

In the wake of the Asian and Russian crises, investors began to reduce their exposure to emerging markets. As external capital drained away, expectations deteriorated for further growth in places like Brazil. Latin America as well as the more open markets in the Emerging EMEA (Europe, Middle East, and Africa) region suffered both from investor flight and from the associated rising interest rates.

WHAT IS YOUR OVERALL STRATEGY IN MANAGING THE FUND?

First we determine the portfolio's target country allocations through a top-down process that evaluates and scores countries based on their economic growth, monetary cycle, government policy, and overall earnings growth. Our stock research and selection process identifies stocks demonstrating growth, but at a reasonable price. We then adjust our top-down allocation depending on the availability of stocks suitable for investment in a particular country or sector.

WHAT ARE THE MOST SIGNIFICANT CHANGES YOU'VE MADE IN THE PORTFOLIO RECENTLY?

The most important strategy we've taken in the last few months has been to concentrate the portfolio in the markets and stocks where we are most confident about the growth and valuation outlook. We've deliberately reduced the breadth of holdings, bringing the number down from over 200 to about 110, and we've nearly eliminated exposures to such highly unstable markets as Pakistan, Sri Lanka, the Philippines, Thailand, and Malaysia. We've also virtually eliminated the Fund's exposure to Russia. We don't expect to invest in the Russian market until the political and economic environment has stabilized.

YOUR LARGEST COUNTRY ALLOCATIONS ARE IN LATIN AMERICA. WHY DID YOU FAVOR THIS REGION?

Despite recent market turbulence, we still believe in Latin America's long-term potential. Growth estimates have indeed been revised down for 1999, but, with the exception of Venezuela, growth is expected in the region. Relative to Asia, Latin America stands to perform much better because of its more favorable trade ties to the United States. The governments of the major economies in Latin America continue to emphasize responsible fiscal and monetary policies. We feel that many are truly committed to reform and deregulation. In fact, we've already witnessed important restructuring efforts in the banking industries of several Latin American countries and the first stages of fiscal reform in Brazil.

WHICH LATIN AMERICAN STOCKS HAVE YOU LIKED?

In Brazil, we own a number of privatization candidates. Many of the larger utilities in Brazil appear undervalued given the strong medium-term growth prospects for the economy. We emphasized oil and natural resource stocks because they benefit from U.S. dollar revenues and from privatization efforts, which should encourage greater operating efficiency. We also liked Brazil's utilities such as Companhia Energetica de Minas Gerais (CEMIG), provider of electric power to the Brazilian state of Minas Gerais. With political uncertainties now reduced, such stocks have attracted investor interest once again.

Our second largest country allocation

         SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.
                           AIM EMERGING MARKETS FUND

                        ANNUAL REPORT / MANAGERS' OVERVIEW

was in Mexico, which we believe will show relatively stable economic growth into 1999. We've focused on blue chips as well as stocks that stand to benefit from the large devaluation of the peso. Although earnings will certainly be affected this year by the monetary correction, the competitive position of Mexico's exporters has been protected by it.

That should help companies like soft-drink producer Fomento Economico Mexicano S.A. de C.V., one of our largest holdings in Mexico. The company exports to 63 countries around the world and benefits from strong domestic demand.

WHERE ELSE ARE YOU FINDING OPPORTUNITIES?

One of the advantages of a global emerging markets portfolio is its diversity. We have found a number of investments that were relatively sheltered from global economic difficulties. For example, Hindustan Lever, one of the largest low-end consumer good manufacturers in India, announced better-than-anticipated earnings for the third quarter of 1998. The company makes soap, toothpaste, and other personal care products.

Global volatility has created good buying opportunities in smaller markets such as Egypt and Morocco, which have demonstrated relatively strong growth, falling interest rates, a decline in inflation, and attractive valuations. As investors turned negative on emerging markets as an asset class, the resulting market correction allowed us to acquire some fundamentally sound stocks at good prices.

Similarly, problems in Russia have affected the prices of some of Eastern Europe's more attractive stocks. For instance, Magyar Olaj-es Gazipari (MOL) the gas distributor in Hungary, and Kreditbank of Poland are both strong stocks that we believe are trading at a discount.

GLOBAL VOLATILITY HAS CREATED GOOD BUYING OPPORTUNITIES IN SMALLER MARKETS SUCH AS EGYPT AND MOROCCO . . .

We've raised our weighting in Greece, which is committed to joining Europe's Economic and Monetary Union (EMU). In anticipation of that goal, the country has made major strides in economic and fiscal reform. An example of a Greek company we liked is Stet Hellas, a cellular company that has shown very strong earnings growth in recent quarters.

WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS AND FOR THE FUND?

Although we expect growth to be disappointing over the next year, we believe that emerging markets continue to offer a long-term investment option for the most aggressive investors. The fundamentals driving growth in emerging markets are still there: consumption, industrialization, a maturing financial services industry, and continuing investment in infrastructure.

Emerging markets potentially can offer earnings growth rates that exceed those in developed countries as well as valuations at a considerable discount in many cases; however, there are also many more risks and uncertainties associated with this type of investment. We urge you to read your prospectus for more information about the fund's objectives, strategies, and risks.


TOP 10 PORTFOLIO HOLDINGS
As of 10/31/98, based on total net assets

 1.  Telecomunicacoes Brasileiras S.A.        4.8%
     (Telebras) - ADR (Brazil)
 2.  Merrill Lynch - Kospi 200 Call           2.8
     Warrants, due 9/9/99 (United States)
 3.  Telefonos de Mexico, S.A. de C.V.        2.7
     "L" - ADR (Mexico)
 4.  Grupo Carso, S.A. de C.V. "A1" (Mexico)  2.5
 5.  Petroleo Brasileiro, S.A.(Petrobras)     2.2
     Preferred (Brazil)
 6.  Hindustan Lever Ltd. (India)             2.1
 7.  Companhia Energetica de Minas Gerais     2.0
     (CEMIG) - ADR (Brazil)
 8.  Heliopolis Housing (Egypt)               2.0
 9.  Magyar Tavkozlesi Rt. - ADR (Hungary)    2.0
10.  South African Breweries Ltd.             1.9
     (South Africa)

TOP 10 COUNTRIES
As of 10/31/98, based on total net assets

 1.  Brazil                                  15.3%
 2.  Mexico                                  13.9
 3.  United States & Other                   10.3
 4.  Egypt                                    7.2
 5.  Taiwan                                   6.8
 6.  South Africa                             6.8
 7.  India                                    6.3
 8.  Greece                                   6.1
 9.  Israel                                   5.6
10.  Argentina                                3.9

TOP 10 INDUSTRIES
As of 10/31/98, based on total net assets

 1.  Services                                22.1%
 2.  Finance                                 18.1
 3.  Consumer Non-Durables                   11.7
 4.  Energy                                  10.4
 5.  Materials/Basic Industry                 9.1
 6.  Multi-Industry/Miscellaneous             7.3
 7.  Technology                               5.0
 8.  Capital Goods                            3.6
 9.  Health Care                              2.2
10.  Consumer Durables                        0.3

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

         SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.
                           AIM EMERGING MARKETS FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EMERGING MARKETS FUND VS. BENCHMARK INDEXES

5/31/92-10/31/98


          IFC Investable      AIM Emerging       MSCI Emerging Markets
         Composite Index  Markets Fund, Class A        Free Index
5/18/92      $10,000             $9,525                  $10,000
7/92           8,804              9,333                    8,682
10/92          8,626              9,258                    9,078
1/93           8,816              9,269                    9,548
4/93           9,669              9,915                   10,372
7/93          10,476             10,386                   11,887
10/93         12,774             12,107                   14,023
1/94          16,015             15,556                   16,342
4/94          13,759             13,270                   15,064
7/94          14,554             13,858                   17,490
10/94         16,279             16,051                   16,468
1/95          12,126             12,809                   13,186
4/95          12,439             12,711                   14,604
7/95          13,395             13,344                   14,623
10/95         12,449             12,354                   13,747
1/96          13,892             13,282                   15,134
4/96          14,337             13,612                   15,791
7/96          13,435             12,675                   15,182
10/96         13,754             12,728                   15,156
1/97          15,009             13,792                   16,959
4/97          15,089             13,604                   17,015
7/97          16,433             14,846                   15,879
10/97         12,373             10,889                   13,143
1/98          11,169              9,835                   13,699
4/98          12,827             11,193                   12,201
7/98          10,478              8,915                    8,010
10/98          8,805              6,574                    9,415

AVERAGE ANNUAL TOTAL RETURNS
For periods ending 10/31/98, including sales charges

CLASS A SHARES
Inception (5/31/92)            -6.29%
5 years                       -12.35
1 year                        -42.50*

CLASS B SHARES
Inception (4/1/93)             -7.22%
5 years                       -12.28
1 year                        -42.90**

ADVISOR CLASS
(Sales charges do not apply.)
Inception (6/1/95)            -18.12%
1 year                        -39.23

 *-39.62%, excluding sales charges
**-39.90%, excluding sales charges

Source: Towers Data Systems HYPO-Registered Trademark-.

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

Past performance cannot guarantee comparable future results.

ABOUT THIS CHART

The chart above compares your Fund's Class A shares to benchmark indexes. Use of these indexes is intended to give you a general idea of your Fund's comparative performance. It is important to understand the differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the MSCI Emerging Markets Free Index is not managed and incurs no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

Since the last reporting period, AIM Emerging Markets Fund has elected to use the MSCI Emerging Markets Free Index as its benchmark. This index more closely reflects the performance of the securities in which the Fund invests. In previous reports to shareholders, the Fund used the IFC Investable Composite Index. In the future, we will no longer use this index. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare the Fund's performance to both the old and the new index.

                           AIM EMERGING MARKETS FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Emerging Markets Fund (formerly GT Global Emerging Markets Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Emerging Markets Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinions expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 11, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (22.1%)
  Telecomunicacoes Brasileiras S.A. (Telebras) Preferred -
   ADR{\/} ...................................................   BRZL           59,262   $ 4,500,208         4.8
    TELEPHONE NETWORKS
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ............   MEX            48,027     2,536,426         2.7
    TELEPHONE NETWORKS
  Magyar Tavkozlesi Rt. - ADR{\/} ............................   HGRY           67,990     1,827,231         2.0
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. " V"-/- ................................   MEX           995,730     1,350,243         1.4
    RETAILERS-OTHER
  Hellenic Telecommunication Organization S.A. (OTE) .........   GREC           57,266     1,302,888         1.4
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ...............   BRZL               --            --         1.3
    TELEPHONE - REGIONAL/LOCAL
    Common-/- ................................................   --         10,859,000     1,179,032          --
    Preferred ................................................   --            185,406        31,088          --
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU           81,400     1,058,200         1.1
    TELEPHONE NETWORKS
  Telefonica de Argentina S.A. - ADR{\/} .....................   ARG            30,983     1,024,375         1.1
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} .................   MEX            35,100       952,088         1.0
    BROADCASTING & PUBLISHING
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ....................................................   BRZL       10,607,155       853,695         0.9
    BUSINESS & PUBLIC SERVICES
  Mahanagar Telephone Nigam Ltd.: ............................   IND                --            --         0.9
    TELECOM - OTHER
    GDR{\/} ..................................................   --             43,300       465,475          --
    Common ...................................................   --             84,400       365,135          --
  STET Hellas Telecommunications S.A. - ADR-/- {\/} ..........   GREC           24,829       651,761         0.7
    WIRELESS COMMUNICATIONS
  Telecom Argentina S.A. - ADR{\/} ...........................   ARG            19,400       625,650         0.7
    TELEPHONE NETWORKS
  Nortel Inversora S.A. - ADR{\/} ............................   ARG            27,900       620,775         0.7
    TELEPHONE NETWORKS
  Videsh Sanchar Nigam Ltd. - Reg S GDR-/- {c} {\/} ..........   IND            37,000       388,500         0.4
    TELECOM - OTHER
  ONA (Omnium Nord Africain) S.A. "A" ........................   MOR             2,809       365,111         0.4
    BUSINESS & PUBLIC SERVICES
  Bezeq Israeli Telecommunication Corporation Ltd. ...........   ISRL          108,700       312,714         0.3
    TELEPHONE NETWORKS
  Blue Square Chain Investments & Properties Ltd.-/- .........   ISRL           18,591       237,753         0.3
    RETAILERS-FOOD
                                                                                         -----------
                                                                                          20,648,348
                                                                                         -----------
Finance (18.1%)
  Liberty Life Association of Africa Ltd. ....................   SAFR           91,470     1,570,862         1.7
    INSURANCE-LIFE
  Cathay Life Insurance Co., Ltd. ............................   TWN           382,800     1,353,841         1.4
    INSURANCE-LIFE
  National Bank of Greece S.A. ...............................   GREC            8,845     1,257,732         1.3
    BANKS-MONEY CENTER
  Alpha Credit Bank ..........................................   GREC           14,955     1,195,922         1.3
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  Bank Hapoalim Ltd. .........................................   ISRL          642,510   $ 1,162,416         1.2
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- ......   MEX         1,007,400     1,046,986         1.1
    BANKS-MONEY CENTER
  Bank Leumi Le - Israel .....................................   ISRL          768,745       983,119         1.1
    BANKS-MONEY CENTER
  Turkiye Is Bankasi (Isbank) "C" ............................   TRKY       34,305,200       941,566         1.0
    BANKS-MONEY CENTER
  Uniao de Bancos Brasileiros S.A. (Unibanco): ...............   BRZL               --            --         1.0
    BANKS-MONEY CENTER
    Units{=} .................................................   --         16,569,429       543,841          --
    GDR{\/} ..................................................   --             21,670       379,225          --
  MISR International Bank - Reg S GDR{c} {\/} ................   EGPT           95,500       900,088         1.0
    BANKS-MONEY CENTER
  BIG Bank Gdanski S.A. - Reg S GDR{c} {\/} ..................   POL            46,000       740,600         0.8
    BANKS-REGIONAL
  Ergo Bank S.A. .............................................   GREC            7,170       637,220         0.7
    BANKS-REGIONAL
  Commercial Bank of Greece S.A. .............................   GREC            7,460       632,496         0.7
    BANKS-MONEY CENTER
  Yapi ve Kredi Bankasi AS ...................................   TRKY       48,631,340       549,115         0.6
    BANKS-REGIONAL
  Credicorp Ltd. - ADR{\/} ...................................   PERU           77,770       524,948         0.5
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ....   ARG            28,226       481,606         0.5
    BANKS-MONEY CENTER
  Wafabank ...................................................   MOR             3,500       456,830         0.5
    BANKS-MONEY CENTER
  KREDYT BANK S.A. - Reg S GDR-/- {c} {\/} ...................   POL            22,010       439,100         0.5
    BANKS-MONEY CENTER
  Akbank T.A.S. ..............................................   TRKY       22,711,500       335,350         0.4
    BANKS-REGIONAL
  Banco Rio de La Plata S.A. - ADR{\/} .......................   ARG            32,100       288,900         0.3
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} .......   ARG            10,750       278,156         0.3
    REAL ESTATE
  National Development Bank ..................................   SLNKA          68,000        78,598         0.1
    BANKS-REGIONAL
  Kazkommertsbank Co. - GDR-/- {\/} ..........................   KAZ            12,610        69,986         0.1
    BANKS-REGIONAL
  Commercial International Bank ..............................   EGPT            4,200        33,723          --
    BANKS-MONEY CENTER
  State Bank of India Ltd. ...................................   IND             1,650         6,070          --
    BANKS-REGIONAL
  Housing Development Finance Corp. ..........................   IND                 5           264          --
    OTHER FINANCIAL
                                                                                         -----------
                                                                                          16,888,560
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Consumer Non-Durables (11.7%)
  Hindustan Lever Ltd. .......................................   IND            51,000   $ 1,932,695         2.1
    PERSONAL CARE/COSMETICS
  South African Breweries Ltd. ...............................   SAFR           92,963     1,809,369         1.9
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} .........   MEX            64,322     1,676,392         1.8
    BEVERAGES - NON-ALCOHOLIC
  ITC Ltd. ...................................................   IND            92,128     1,524,032         1.6
    TOBACCO
  Panamerican Beverages, Inc. "A"{\/} ........................   MEX            50,000     1,012,500         1.1
    BEVERAGES - NON-ALCOHOLIC
  A-Ahram Beverages Co., S.A.E.: .............................   EGPT               --            --         1.0
    BEVERAGES - ALCOHOLIC
    144A GDR{.} {\/} .........................................   --             21,235       595,642          --
    GDR{\/} ..................................................   --             11,000       308,550          --
  Compania Cervecerias Unidas S.A. - ADR{\/} .................   CHLE           36,546       657,828         0.7
    BEVERAGES - ALCOHOLIC
  Companhia de Tecidos Norte de Minas Preferred ..............   BRZL        5,002,000       578,702         0.6
    TEXTILES & APPAREL
  Companhia Cervejaria Brahma Preferred ......................   BRZL          663,129       311,328         0.3
    BEVERAGES - ALCOHOLIC
  Oriental Weavers "C" .......................................   EGPT           12,000       258,920         0.3
    TEXTILES & APPAREL
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ..................   POL             1,560       212,562         0.2
    BEVERAGES - ALCOHOLIC
  Truworths International Ltd. ...............................   SAFR           58,916        44,898         0.1
    TEXTILES & APPAREL
                                                                                         -----------
                                                                                          10,923,418
                                                                                         -----------
Energy (10.4%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL       16,324,080     2,052,827         2.2
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} .....   BRZL           96,750     1,874,531         2.0
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} .........   HGRY           72,410     1,649,138         1.8
    GAS PRODUCTION & DISTRIBUTION
  Huaneng Power International, Inc. - ADR-/- {\/} ............   CHNA          110,068     1,513,435         1.6
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} .....................................   CHLE           44,268       924,095         1.0
    ELECTRICAL & GAS UTILITIES
  Companhia de Eletricidade do Estado da Bahia - COELBA ......   BRZL       15,100,000       481,053         0.5
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ...................................   RUS           225,855       451,710         0.5
    OIL
  Eletropaulo Metropolitana Preferred ........................   BRZL        9,317,824       314,031         0.3
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. .....................   BRZL        2,158,561       267,830         0.3
    ELECTRICAL & GAS UTILITIES
  Empresa Bandeirante de Energia S.A.-/- .....................   BRZL        9,317,824        90,538         0.1
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  Companhia Brasileira de Petroleo Ipiranga S.A. Preferred ...   BRZL       14,418,000   $    77,360         0.1
    GAS
  Pakistan State Oil Co., Ltd. ...............................   PAK                65            64          --
    OIL
                                                                                         -----------
                                                                                           9,696,612
                                                                                         -----------
Materials/Basic Industry (9.1%)
  Suez Cement Co. - Reg S GDR{c} {\/} ........................   EGPT          109,535     1,615,641         1.7
    CEMENT
  Anglo American Platinum Corporation Ltd. ...................   SAFR           90,800     1,380,680         1.5
    METALS - NON-FERROUS
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ..........   CHLE           34,370     1,142,803         1.2
    CHEMICALS
  Cemex, S.A. de C.V.: .......................................   MEX                --            --         1.0
    CEMENT
    "CPO" ....................................................   --            349,153       832,880          --
    "A" ......................................................   --             43,400       104,387          --
  Companhia Vale do Rio Doce "A" Preferred ...................   BRZL           54,200       817,907         0.9
    METALS - STEEL
  Compania de Minas Buenaventura S.A. - ADR{\/} ..............   PERU           54,606       668,924         0.7
    GOLD
  Apasco, S.A. de C.V. "A" ...................................   MEX           147,781       541,215         0.6
    CEMENT
  Hindalco Industries Ltd.: ..................................   IND                --            --         0.4
    METALS - NON-FERROUS
    "GDR"{\/} ................................................   --             34,200       400,995          --
    Common ...................................................   --              1,802        21,790          --
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" ..............   MEX           537,100       288,140         0.3
    CEMENT
  Siderca S.A. "A" ...........................................   ARG           187,600       262,719         0.3
    METALS - STEEL
  Makhteshim-Agan Industries Ltd.-/- .........................   ISRL          142,780       253,624         0.3
    CHEMICALS
  Engro Chemicals Pakistan Ltd. ..............................   PAK            72,711        67,027         0.1
    CHEMICALS
  Nan Ya Plastics Corp.-/- ...................................   TWN            43,350        54,899         0.1
    PLASTICS & RUBBER
  Associated Cement Cos., Ltd. ...............................   IND                16           356          --
    CEMENT
  Dewan Salman Fibre Ltd.-/- .................................   PAK                 4             1          --
    CHEMICALS
                                                                                         -----------
                                                                                           8,453,988
                                                                                         -----------
Multi-Industry/Miscellaneous (7.3%)
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX           664,600     2,302,385         2.5
    MULTI-INDUSTRY
  Rembrandt Group Ltd. .......................................   SAFR          228,160     1,522,427         1.6
    CONGLOMERATE
  Haci Omer Sabanci Holding AS ...............................   TRKY       57,726,250       872,422         0.9
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Multi-Industry/Miscellaneous (Continued)
  China Development Corp. ....................................   TWN           380,700   $   752,581         0.8
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} .............................   ISRL           31,615       511,768         0.6
    CONGLOMERATE
  Central Asia Regional Growth Fund(::) -/- {\/} .............   IRE           156,000       468,000         0.5
    COUNTRY FUNDS
  Koc Holding AS .............................................   TRKY        3,488,650       321,194         0.3
    CONGLOMERATE
  Romanian Growth Fund-/- {\/} ...............................   ROM            75,800        94,750         0.1
    COUNTRY FUNDS
  John Keells Holdings Ltd. ..................................   SLNKA           3,800        10,768          --
    CONGLOMERATE
  KEC International Ltd.-/- ..................................   IND               200           113          --
    MISCELLANEOUS
                                                                                         -----------
                                                                                           6,856,408
                                                                                         -----------
Technology (5.0%)
  Taiwan Semiconductor Manufacturing Co.-/- ..................   TWN           667,450     1,350,362         1.4
    SEMICONDUCTORS
  Asustek Computer Inc. - Reg S GDR-/- {c} {\/} ..............   TWN           127,997       982,377         1.1
    COMPUTERS & PERIPHERALS
  Hon Hai Precision Industry .................................   TWN           141,960       684,039         0.7
    COMPUTERS & PERIPHERALS
  Compal Electronics, Inc.-/- ................................   TWN           212,000       661,375         0.7
    COMPUTERS & PERIPHERALS
  Delta Electronics, Inc. ....................................   TWN           196,800       568,364         0.6
    COMPUTERS & PERIPHERALS
  Formula Systems Ltd.-/- ....................................   ISRL           21,505       460,212         0.5
    SOFTWARE
                                                                                         -----------
                                                                                           4,706,729
                                                                                         -----------
Capital Goods (3.6%)
  MISR Elgadida for Housing and Reconstruction ...............   EGPT           20,165     1,844,170         2.0
    CONSTRUCTION
  NASR (El) City Company For Housing & Construction ..........   EGPT           27,170       842,865         0.9
    CONSTRUCTION
  Corporacion GEO, S.A. de C.V. "B"-/- .......................   MEX           214,600       371,721         0.4
    CONSTRUCTION
  Arabian International Construction-/- ......................   EGPT           41,822       303,927         0.3
    CONSTRUCTION
                                                                                         -----------
                                                                                           3,362,683
                                                                                         -----------
Health Care (2.2%)
  Teva Pharmaceutical Industries Ltd. ........................   ISRL           29,600     1,166,886         1.3
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ..................................   IND            75,000       885,195         0.9
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                         -----------
                                                                                           2,052,081
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Consumer Durables (0.3%)
  Qingling Motors Co., Ltd.{*} ...............................   CHNA        1,475,000   $   272,355         0.3
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. ..................   IND               100           267          --
    AUTOMOBILES
                                                                                         -----------
                                                                                             272,622
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $113,133,206) .................                            83,861,449        89.8
                                                                                         -----------       -----

                                                                             NO. OF         VALUE        % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
  Merrill Lynch - Kospi 200 Call Warrants, due 9/9/99.
   Performance linked to
   equity securities. Redemption amount 100% of the final
   closing price of the
   Korean Kospi 200 Index converted to the prevailing foreign
   exchange rate. (cost $2,596,012)  .........................   US            796,274     2,675,640         2.8
                                                                                         -----------       -----
    INVESTMENT MANAGEMENT

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $9,170,000 U.S. Treasury Notes, 5.75% due
   9/30/99 (market value of collateral is $9,328,082,
   including accrued interest). (cost $9,141,000) ............                             9,141,000         9.8
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $124,870,218)  * .....................                            95,678,089       102.4
Other Assets and Liabilities .................................                            (2,275,508)       (2.4)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $93,402,581       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
        {*}  Denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {\/}  U.S. currency denominated.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {=}  Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
       (::) Valued in good faith at fair value usingprocedures approved by the Board of Trustees (See Note 1 of Notes to Financial Statements).
          * For Federal income tax purposes, cost is $125,339,599 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   3,991,003
                 Unrealized depreciation:           (33,652,513)
                                                  -------------
                 Net unrealized depreciation:     $ (29,661,510)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME
                                                       &         SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.9                                   3.9
Brazil (BRZL/BRL) ....................   15.3                                  15.3
Chile (CHLE/CLP) .....................    2.9                                   2.9
China (CHNA/RMB) .....................    1.9                                   1.9
Egypt (EGPT/EGP) .....................    7.2                                   7.2
Greece (GREC/GRD) ....................    6.1                                   6.1
Hungary (HGRY/HUF) ...................    3.8                                   3.8
India (IND/INR) ......................    6.3                                   6.3
Ireland (IRE/IEP) ....................    0.5                                   0.5
Israel (ISRL/ILS) ....................    5.6                                   5.6
Kazakhstan (KAZ/KTS) .................    0.1                                   0.1
Mexico (MEX/MXN) .....................   13.9                                  13.9
Morocco (MOR/MAD) ....................    0.9                                   0.9
Pakistan (PAK/PKR) ...................    0.1                                   0.1
Peru (PERU/PES) ......................    2.3                                   2.3
Poland (POL/PLZ) .....................    1.5                                   1.5
Romania (ROM/ROL) ....................    0.1                                   0.1
Russia (RUS/SUR) .....................    0.5                                   0.5
South Africa (SAFR/ZAR) ..............    6.8                                   6.8
Sri Lanka (SLNKA/LKR) ................    0.1                                   0.1
Taiwan (TWN/TWD) .....................    6.8                                   6.8
Turkey (TRKY/TRL) ....................    3.2                                   3.2
United States (US/USD) ...............                2.8            7.4       10.2
                                        ------      -----          -----      -----
Total  ...............................   89.8         2.8            7.4      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $93,402,581.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $124,870,218) (Note 1)..........................  $ 95,678,089
  U.S. currency..................................................................  $     827
  Foreign currencies (cost $1,251,796)...........................................  1,235,418     1,236,245
                                                                                   ---------
  Receivable for Fund shares sold...........................................................       413,554
  Dividends and dividend withholding tax reclaims receivable................................       320,223
  Receivable for securities sold............................................................        66,130
  Interest receivable.......................................................................         2,692
                                                                                              ------------
    Total assets............................................................................    97,716,933
                                                                                              ------------
Liabilities:
  Payable for securities purchased..........................................................     3,143,073
  Payable for investment management and administration fees (Note 2)........................       394,425
  Payable for Fund shares repurchased.......................................................       288,586
  Payable for service and distribution expenses (Note 2)....................................       147,714
  Payable for transfer agent fees (Note 2)..................................................       136,937
  Payable for printing and postage expenses.................................................       102,809
  Payable for professional fees.............................................................        43,949
  Payable for registration and filing fees..................................................        24,709
  Payable for custodian fees................................................................         8,199
  Payable for fund accounting fees (Note 2).................................................         4,847
  Payable for Trustees' fees and expenses (Note 2)..........................................         4,101
  Other accrued expenses....................................................................        15,003
                                                                                              ------------
    Total liabilities.......................................................................     4,314,352
                                                                                              ------------
Net assets..................................................................................  $ 93,402,581
                                                                                              ------------
                                                                                              ------------
Class A:
Net asset value and redemption price per share ($43,925,435 DIVIDED BY 5,964,824 shares
 outstanding)...............................................................................  $       7.36
                                                                                              ------------
                                                                                              ------------
Maximum offering price per share (100/95.25 of $7.36) *.....................................  $       7.73
                                                                                              ------------
                                                                                              ------------
Class B:+
Net asset value and offering price per share ($49,439,410 DIVIDED BY 6,894,258 shares
 outstanding)...............................................................................  $       7.17
                                                                                              ------------
                                                                                              ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($37,736 DIVIDED
 BY 5,067 shares outstanding)...............................................................  $       7.45
                                                                                              ------------
                                                                                              ------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $206,291,653
  Accumulated net realized loss on investments and foreign currency transactions............   (83,677,566)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................       (19,377)
  Net unrealized depreciation of investments................................................   (29,192,129)
                                                                                              ------------
Total -- representing net assets applicable to capital shares outstanding...................  $ 93,402,581
                                                                                              ------------
                                                                                              ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $336,014)...............................  $  4,700,768
  Interest income............................................................................       250,454
  Securities lending income..................................................................       186,080
                                                                                               ------------
    Total investment income..................................................................     5,137,302
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................     1,660,548
  Service and distribution expenses:(Note 2)
    Class A....................................................................  $    406,198
    Class B....................................................................       871,360     1,277,558
                                                                                 ------------
  Transfer agent fees (Note 2)...............................................................     1,069,500
  Interest expense (Note 1)..................................................................       447,556
  Printing and postage expenses..............................................................       219,000
  Custodian fees.............................................................................       160,000
  Professional fees..........................................................................       122,310
  Registration and filing fees...............................................................        74,900
  Fund accounting fees (Note 2)..............................................................        45,603
  Trustees' fees and expenses (Note 2).......................................................        13,870
  Other expenses (Note 1)....................................................................        10,950
                                                                                               ------------
    Total expenses before reductions.........................................................     5,101,795
                                                                                               ------------
      Expenses reimbursed by A I M Advisors, Inc.............................................      (821,992)
      Expense reductions (Note 5)............................................................       (39,255)
                                                                                               ------------
    Total net expenses.......................................................................     4,240,548
                                                                                               ------------
Net investment income........................................................................       896,754
                                                                                               ------------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................   (72,668,661)
  Net realized loss on foreign currency transactions...........................    (2,512,849)
                                                                                 ------------
    Net realized loss during the year........................................................   (75,181,510)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       601,285
  Net change in unrealized depreciation of investments.........................     5,031,551
                                                                                 ------------
    Net unrealized appreciation during the year..............................................     5,632,836
                                                                                               ------------
Net realized and unrealized loss on investments and foreign currencies.......................   (69,548,674)
                                                                                               ------------
Net decrease in net assets resulting from operations.........................................  $(68,651,920)
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED         YEAR ENDED
                                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                              ----------------   ----------------
Decrease in net assets
Operations:
  Net investment income (loss)..............................................   $       896,754    $    (1,050,632)
  Net realized gain (loss) on investments and foreign currency
   transactions.............................................................       (75,181,510)        26,113,895
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................           601,285           (282,179)
  Net change in unrealized appreciation (depreciation) of investments.......         5,031,551        (52,070,476)
                                                                              ----------------   ----------------
    Net decrease in net assets resulting from operations....................       (68,651,920)       (27,289,392)
                                                                              ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income................................................                --            (37,319)
  In excess of net investment income........................................                --           (104,807)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income................................................                --             (4,161)
  In excess of net investment income........................................                --            (11,686)
                                                                              ----------------   ----------------
    Total distributions.....................................................                --           (157,973)
                                                                              ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................       483,750,036      1,140,272,411
  Decrease from capital shares repurchased..................................      (564,596,584)    (1,314,030,266)
                                                                              ----------------   ----------------
    Net decrease from capital share transactions............................       (80,846,548)      (173,757,855)
                                                                              ----------------   ----------------
Total decrease in net assets................................................      (149,498,468)      (201,205,220)
Net assets:
  Beginning of year.........................................................       242,901,049        444,106,269
                                                                              ----------------   ----------------
  End of year *.............................................................   $    93,402,581    $   242,901,049
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------
 * Includes undistributed net investment income of..........................   $            --    $            --
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (D)    1997 (D)    1996 (D)    1995 (D)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.20   $   14.26   $   13.85   $   18.81   $   14.42
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.08*         --        0.11        0.13       (0.02)
  Net realized and unrealized gain
   (loss) on investments................      (4.92)      (2.05)       0.30       (4.32)       4.68
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (4.84)      (2.05)       0.41       (4.19)       4.66
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --       (0.01)
  From net realized gain on
   investments..........................         --          --          --       (0.77)      (0.26)
  In excess of net investment income....         --       (0.01)         --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................         --       (0.01)         --       (0.77)      (0.27)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.36   $   12.20   $   14.26   $   13.85   $   18.81
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (39.62)%    (14.45)%      2.96%     (23.04)%     32.58%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  43,925   $ 113,319   $ 224,964   $ 252,457   $ 417,322
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       0.78%      (0.01)%      0.76%       0.89%      (0.11)%
  Without expense reductions and
   reimbursement........................       0.27%      (0.09)%      0.64%       0.87%        N/A
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       1.97%       2.10%       1.96%       2.12%       2.06%
  Without expense reductions and
   reimbursement........................       2.48%       2.18%       2.08%       2.14%        N/A
Ratio of interest expense to average net
 assets++...............................       0.26%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............        114%        150%        104%        114%        100%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.05 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (D)    1997 (D)    1996 (D)    1995 (D)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   11.94   $   14.02   $   13.68   $   18.68   $   14.39
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.02*      (0.08)       0.04        0.06       (0.12)
  Net realized and unrealized gain
   (loss) on investments................      (4.79)      (2.00)       0.30       (4.29)       4.67
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (4.77)      (2.08)       0.34       (4.23)       4.55
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --          --
  From net realized gain on
   investments..........................         --          --          --       (0.77)      (0.26)
  In excess of net investment income....         --          --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................         --          --          --       (0.77)      (0.26)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.17   $   11.94   $   14.02   $   13.68   $   18.68
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (39.90)%    (14.91)%      2.49%     (23.37)%     31.77%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  49,439   $ 127,658   $ 216,004   $ 225,861   $ 291,289
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       0.28%      (0.51)%      0.26%       0.39%      (0.61)%
  Without expense reductions and
   reimbursement........................      (0.23)%     (0.59)%      0.14%       0.37%        N/A
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       2.47%       2.60%       2.46%       2.62%       2.56%
  Without expense reductions and
   reimbursement........................       2.98%       2.68%       2.58%       2.64%        N/A
Ratio of interest expense to average net
 assets++...............................       0.26%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............        114%        150%        104%        114%        100%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.05 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                          ADVISOR CLASS+
                                          -----------------------------------------------
                                                                                JUNE 1,
                                                      YEAR ENDED                 1995
                                                     OCTOBER 31,                  TO
                                          ----------------------------------  OCTOBER 31,
                                           1998 (D)    1997 (D)    1996 (D)      1995
                                          ----------  ----------  ----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.27   $   14.38   $   13.88    $   14.71
                                          ----------  ----------  ----------  -----------
Income from investment operations:
  Net investment income (loss)..........       0.13*       0.05        0.18         0.08
  Net realized and unrealized gain
   (loss) on investments................      (4.95)      (2.05)       0.32        (0.91)
                                          ----------  ----------  ----------  -----------
    Net increase (decrease) from
     investment operations..............      (4.82)      (2.00)       0.50        (0.83)
                                          ----------  ----------  ----------  -----------
Distributions to shareholders:
  From net investment income............         --       (0.03)         --           --
  From net realized gain on
   investments..........................         --          --          --           --
  In excess of net investment income....         --       (0.08)         --           --
                                          ----------  ----------  ----------  -----------
    Total distributions.................         --       (0.11)         --           --
                                          ----------  ----------  ----------  -----------
Net asset value, end of period..........  $    7.45   $   12.27   $   14.38    $   13.88
                                          ----------  ----------  ----------  -----------
                                          ----------  ----------  ----------  -----------

Total investment return (c).............     (39.23)%    (14.05)%      3.60%       (5.71)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $      38   $   1,924   $   3,139    $   1,675
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       1.28%       0.49%       1.26%        1.39%(a)
  Without expense reductions and
   reimbursement........................       0.77%       0.41%       1.14%        1.37%(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       1.47%       1.60%       1.46%        1.62%(a)
  Without expense reductions and
   reimbursement........................       1.98%       1.68%       1.58%        1.64%(a)
Ratio of interest expense to average net
 assets++...............................       0.26%        N/A         N/A          N/A
Portfolio turnover rate++...............        114%        150%        104%         114%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.05 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Emerging Markets Fund (the "Fund"), formerly GT Global Emerging Markets Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of approximately $12,179,747 were on loan to brokers. The loans were secured by cash collateral of $12,442,778 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $186,080.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $83,208,185, of which $5,742,880 expires in 2003, $4,421,874 expires in 2004, and $73,043,431 expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $9,465,579, with a weighted average interest rate of 6.30%. Interest expense for the Fund for the year ended October 31, 1998 was $428,894. Other interest expense charges amounted to $18,662.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $6,628 and $9,517, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $0 and $1,590, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $163,704 and $623,588, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00% 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of

$5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $192,075,345 and $285,778,997, respectively. For the year ended October 31, 1998, there were no purchases or sales of U.S. government obligations.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                 YEAR ENDED OCTOBER 31, 1998  YEAR ENDED OCTOBER 31, 1997
                                                                 ---------------------------  ---------------------------
CLASS A                                                             SHARES        AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------  ------------  -------------  ------------  -------------
Shares sold....................................................    34,143,237  $ 357,364,219    57,294,454  $ 859,844,827
Shares issued in connection with reinvestment of
  distributions................................................            --             --         8,654        123,333
                                                                 ------------  -------------  ------------  -------------
                                                                   34,143,237    357,364,219    57,303,108    859,968,160
Shares repurchased.............................................   (37,470,268)  (396,532,594)  (63,783,507)  (962,241,730)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................    (3,327,031) $ (39,168,375)   (6,480,399) $(102,273,570)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------


CLASS B
---------------------------------------------------------------
Shares sold....................................................     7,002,516  $  75,225,005    16,394,355  $ 245,887,976
Shares repurchased.............................................   (10,803,195)  (116,402,011)  (21,109,926)  (316,251,415)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................    (3,800,679) $ (41,177,006)   (4,715,571) $ (70,363,439)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................     4,672,316  $  51,160,812     2,213,447  $  34,400,471
Shares issued in connection with reinvestment of
  distributions................................................            --             --         1,106         15,804
                                                                 ------------  -------------  ------------  -------------
                                                                    4,672,316     51,160,812     2,214,553     34,416,275
Shares repurchased.............................................    (4,824,080)   (51,661,979)   (2,275,943)   (35,537,121)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................      (151,764) $    (501,167)      (61,390) $  (1,120,846)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $39,255 under these arrangements.

6. ADDITIONAL INFORMATION
The Board of Trustees of AIM Investment Funds unanimously approved, on September 23, 1998, a Plan of Reorganization and Termination ("Plan") pursuant to which the Fund would transfer substantially all of its assets to AIM Developing Markets Fund ("Developing Markets Fund"). As a result of the transaction, shareholders of the Fund would receive shares of Developing Markets Fund in exchange for their shares of the Fund, and the Fund would cease operations. While Developing Markets Fund may invest more extensively in debt securities (up to 50% of its assets) than the Fund, like the Fund, Developing Markets Fund invests primarily in securities of issuers located in emerging markets.

The Plan requires the approval of the Fund's shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in February 1999. If the Plan is approved by shareholders of the Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective before the end of February 1999.

7. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

8. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                                         VOTES     WITHHELD/
        TRUSTEE/MATTER                                                                     VOTES FOR    AGAINST   ABSTENTIONS
        --------------------------------------------------------------------------------  -----------  ---------  -----------
(1)     C. Derek Anderson...............................................................  191,685,088        N/A   13,123,292
        Frank S. Bayley.................................................................  191,766,811        N/A   13,041,568
        William J. Guilfoyle............................................................  191,828,959        N/A   12,979,420
        Arthur C. Patterson.............................................................  191,845,270        N/A   12,963,109
        Ruth H. Quigley.................................................................  191,869,887        N/A   12,938,492
(2)(a)  Approval of investment management and administration contract...................    6,334,458    225,808    2,677,734*
(2)(b)  Approval of sub-advisory and sub-administration contract........................    6,254,819    256,680    2,726,501*
(3)     Approval of replacement Rule 12b-1 plans of distribution
        CLASS A SHARES..................................................................    4,005,218    147,786      334,721
        CLASS B SHARES..................................................................    4,115,707    138,886      377,670
(4)(a)  Modification of Fundamental Restriction on Portfolio Diversification............    6,228,206    259,907    2,749,887*
(4)(b)  Modification of Fundamental Restriction on Concentration........................    6,228,206    259,907    2,749,887*
(4)(c)  Modification of Fundamental Restriction on Issuing Senior Securities and
         Borrowing Money................................................................    6,228,174    259,939    2,749,887*
(4)(d)  Modification of Fundamental Restriction on Making Loans.........................    6,228,206    259,907    2,749,887*
(4)(e)  Modification of Fundamental Restriction on Underwriting Securities..............    6,228,206    259,907    2,749,887*
(4)(f)  Modification of Fundamental Restriction on Real Estate Investments..............    6,229,018    259,095    2,749,887*
(4)(g)  Modification of Fundamental Restriction on Investing in Commodities.............    6,228,695    259,418    2,749,887*
(4)(h)  Modification of Fundamental Restriction on Margin Transactions..................    6,227,146    260,967    2,749,887*
(4)(i)  Elimination of Fundamental Restriction on Pledging Assets.......................    6,226,242    261,871    2,749,887*
(4)(j)  Elimination of Fundamental Restriction on Investments in Oil, Gas and Mineral
         Leases and Programs............................................................    6,229,110    259,003    2,749,887*
(4)(k)  Approval of New Fundamental Investment Policy Regarding Investment of All of
         Each Fund's Assets in an Open-End Fund.........................................    6,227,272    260,841    2,749,887*
(5)     Approval of an agreement and plan of conversion and termination with respect to
         the Trust......................................................................  190,027,469  6,362,084   94,055,040*
(6)     Ratification of the selection of Coopers & Lybrand L.L.P., now known as
         PricewaterhouseCoopers LLP, as the Trust's independent public accountants......  191,358,779  2,114,168   11,333,063

------------------------
  * Includes Broker Non-Votes

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President &
Principal Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO Asset Management
11 Devonshire Square
London EC2M 4YR
England


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2), (A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2), (B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Emerging Markets Debt Fund(2), (D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2), (E)

(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


EMM-AR-1